Intangible Assets, Net and Goodwill - Schedule of Amortization Expense of Intangible Assets with Finite Useful Lives (Details) - USD ($) $ in Thousands	Mar. 29, 2026	Dec. 28, 2025	Dec. 29, 2024
Schedule of Amortization Expense of Intangible Assets with Finite Useful Lives [Abstract]
2026		$ 8,501
2027		6,234
2028		4,809
2029		4,809
2030		4,809
Thereafter		21,652
Total	$ 51,816	$ 50,814	$ 17,385